股权转让协议

甲方：江苏云港投资发展有限公司

乙方：惠通金属集团有限公司

为推进板桥工业园再生资源项目发展，拓展园区工业经济发展空间，充分发挥板桥工业园地域及乙方在再生资源行业的优势，甲方决定着力打造废旧钢材等再生物资的O2O互联网废钢交易平台和物流中心。本着平等自愿、优势互补、资源共享的原则，达成如下股权转让协议。

一、转让标的

乙方持有的惠通物产（连云港）再生资源有限公司和惠通物产（连云港）机械设备有限公司100%股权。

二、受让目的

1、甲方着力打造O2O互联网废钢交易平台和物流中心，利用乙方退税和准入资质优势，大型加工场地和设施筹建大型物流中心，加快经济转型，依托国家宏观政策支持和甲方特有的区位优势，力争打造成废钢行业的“淘宝网”。

2、开展废旧汽车拆解业务、寻求与其他全国性公司再行合作经营。

三、转让范围及方式

1、甲方整体收购惠通物产（连云港）再生资源有限公司和惠通物产（连云港）机械设备有限公司的全部股权。

2、甲方按照双方均认可的第三方评估机构出具的评估报告上的公司净价值的70%出资收购。

3.本协议签订十日内，乙方全面移交人财物，并经过甲方指定的第三方审计界定所有的债权债务。甲方全面接管两公司一切经营。

四、项目推进

1、本协议签订后，甲方即启动各自的审批手续。甲方审批主管为江苏连云经济开发区管委会及上级主管部门，乙

方为其董事会。

2、第三方评估报告出具后 3 日内，双方确定最终成交价格，并签订补充协议作为本合同附件一并执行。

3、价格确认后乙方立刻办理股权过户手续。甲方可以将股权过户给自己，也可以过户给甲方指定的机构。甲方在获得股权后90日内支付全部交易对价。

五、合作机构设置

1、为推进合资项目尽快启动，甲乙双方各自指派专人作为合作事项的联络人，双方应定期举行例会通报各方事项的进展程度，并对合作事项推进过程中出现的相关问题磋商解决；

2、甲方指派工作人员 高尚 作为联络人，乙方指派工作人员 赵伟刚 作为联络人。一方变更己方联络人，应及时书面告知对方。

六、其他事项

1、甲乙双方及其联络人提供给对方的所有文件（包括纸质和其他介质文件）和客户资料都属机密信息，应妥善保管，在未征得对方同意前，不得用作任何与双方合作内容无关的用途，也不得向第三方透露或许可第三方使用。任何一方违反保密条款造成损失的，均应承担法律责任并予赔偿。

2、协议生效后，甲乙双方不得因单位名称的变更或者法定代表人、负责人、承办人等事项的变动而不履行协议所规定的内容。

3、本协议由甲乙双方共同制定，对双方具有同等约束力，未经另一方书面同意，任何一方不得擅自修改、终止本协议。未尽事宜，以补充协议为准并具有同等法律效力。

4、本协议执行中如与有关政策、法律、法规和相关制度不相符，甲乙双方应按规定修订本协议。

七、附则

1、如本协议在履行过程中产生争议，双方应协商解决，协商不成的，提交连云港市连云区人民法院诉讼管辖；

2、本协议自双方盖章后生效，每方各执一份，每份具有同等法律效力。

甲方：江苏云港投资发展有限公司

乙方：惠通金属集团有限公司

2016年3月23日